                                                                  EXHIBIT 10 (d)

                                FOURTH AMENDMENT
                             TO EMPLOYMENT AGREEMENT

     This Fourth Amendment to Employment Agreement (the "Fourth Amendment"), made and entered into effective as of April 14, 1998, by and between Quaker State Corporation, a Delaware corporation (the "Corporation"), and Herbert M. Baum, an individual currently residing in Irving, Texas (the "Executive").

                                   WITNESSETH:

     WHEREAS, the Executive is employed by the Corporation as its Chairman and Chief Executive Officer under an Employment Agreement, dated as of August 1, 1994, as such agreement has previously been amended as of each of May 10, 1996, January 1, 1997 and January 1, 1998 (such agreement, as amended, the "Employment Agreement"); and

     WHEREAS, the parties desire by this Fourth Amendment to modify the terms of the Employment Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree to amend the Employment Agreement, effective as of the date hereof, as follows:

     1. Amendment to Paragraph 1(b). Paragraph 1(b) is hereby amended to substitute the date "June 30, 1999" for the date "December 31, 1998" in the first sentence thereof, and to substitute the dates "July 1, 2000, July 1, 2001 and July 1, 2002" for the dates "January 1, 1999, January 1, 2000 and January 1, 2001" in the second sentence thereof.

     2. Miscellaneous. Except as expressly amended hereby, all of the terms and provisions of the Employment Agreement are hereby reaffirmed and remain in full force and effect. The words "this Agreement," "hereof," "herein," "hereby" and words of similar import when used in the Employment Agreement shall refer to the Employment Agreement as amended hereby. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws. The section and other headings contained in this Fourth Amendment are for reference purposes and shall not affect the meaning or interpretation of this Fourth Amendment. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Corporation and the Executive have executed this Fourth Amendment as of the date first above written.

                                QUAKER STATE CORPORATION:

                                By:      /s/ Paul E. Konnney
                                    -------------------------------------
                                    Name: Paul E. Konney
                                    Title:  Senior Vice President, General
                                             Counsel And Secretary

                                EXECUTIVE:

                                /s/ Herbert M. Baum
                                -----------------------------------------
                                Herbert M. Baum



                                       17